UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT April 23, 2013

(DATE OF EARLIEST EVENT REPORTED) April 18, 2013

BOARDWALK PIPELINE PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On April 18, 2013, Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), Boardwalk Pipelines, LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Partnership, the “Issuers”), and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), entered into (i) the First Supplemental Indenture (herein so called) to the indenture dated as of November 21, 2006, pursuant to which the Issuers have issued $250,000,000 aggregate principal amount of their 5.875% Senior Notes due 2016; and (ii) the Third Supplemental Indenture (herein so called and, together with the First Supplemental Indenture, the “Supplemental Indentures”) to the indenture dated as of August 21, 2009, pursuant to which the Issuers have issued $350,000,000 aggregate principal amount of their 5.75% Senior Notes due 2019 and $300,000,000 aggregate principal amount of their 3.375% Senior Notes due 2023.

The Supplemental Indentures amend and supplement the provisions in each of their respective indentures relating to the circumstances under which the Partnership may be released from its obligation to guarantee the debt securities issued thereunder. Pursuant to the Supplemental Indentures, the Partnership may not be released, under any circumstances, from such guarantee obligations.

The foregoing descriptions of the Supplemental Indentures are a summary and are qualified in their entirety by reference to the full texts of the First Supplemental Indenture and the Third Supplemental Indenture, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The Following exhibits are filed herewith.

Exhibit No.	Description

4.1	First Supplemental Indenture to the indenture dated November 21, 2006, among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Third Supplemental Indenture to the indenture dated August 21, 2009, among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:	BOARDWALK GP, LP,
its general partner

	By:	BOARDWALK GP, LLC,
its general partner

		By:	/s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and Administrative Officer, and Treasurer

Dated: April 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture to the indenture dated November 21, 2006, among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Third Supplemental Indenture to the indenture dated August 21, 2009, among Boardwalk Pipelines, LP, as issuer, Boardwalk Pipeline Partners, LP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.